CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Henry G. Van der Eb, Chief Executive Officer of The Gabelli Mathers Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 7, 2005                  /s/ Henry G. Van der Eb
     ----------------------                 ------------------------------------
                                            Henry G. Van der Eb,
                                            Chief Executive Officer



I, Bruce N. Alpert, Treasurer and Principal Financial Officer of The Gabelli Mathers Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 7, 2005                  /s/ Bruce N. Alpert
     ----------------------                 ------------------------------------
                                            Bruce N. Alpert, Treasurer &
                                            Principal Financial Officer